         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918, and shareholders of the Institutional Class should contact Delaware Investments at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

SUB-ADVISER
Strategic Income Fund:
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245


---------------------------------
DELAWARE GROUP INCOME FUNDS, INC.
---------------------------------
DELCHESTER FUND
---------------------------------
STRATEGIC INCOME FUND
---------------------------------
HIGH-YIELD OPPORTUNITIES FUND
---------------------------------

PART B

STATEMENT OF
ADDITIONAL INFORMATION
---------------------------------

SEPTEMBER 29, 1998


DELAWARE(SM)
INVESTMENTS
------------

-------------------------------------------------------------------------------
                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                             SEPTEMBER 29, 1998
-------------------------------------------------------------------------------

DELAWARE GROUP INCOME FUNDS, INC.

-------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA 19103
-------------------------------------------------------------------------------

For more information about the Institutional Class:  800-828-5052

For Prospectus and Performance of Class A Shares, Class B Shares and Class C Shares:
         Nationwide 800-523-1918

Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares :

         (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY)  Nationwide 800-362-7500
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------
Investment Objectives and Policies
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Dividends and Realized Securities Profits Distributions
-------------------------------------------------------------------------------
Taxes
-------------------------------------------------------------------------------
Investment Management Agreements
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Income Funds, Inc. ("Income Funds, Inc.") is a professionally-managed mutual fund of the series type which currently offers three series of shares: the Delchester Fund series (the "Delchester Fund"), the Strategic Income Fund series (the "Strategic Income Fund") and the High-Yield Opportunities Fund series (the "High-Yield Opportunities Fund") (individually, a "Fund" and collectively, the "Funds").

         Each Fund of Income Funds, Inc. offers three retail classes: Delchester Fund A Class, Strategic Income Fund A Class and High-Yield Opportunities Fund A Class (the "Class A Shares"); Delchester Fund B Class, Strategic Income Fund B Class and High-Yield Opportunities Fund B Class (the "Class B Shares"); and Delchester Fund C Class, Strategic Income Fund C Class and High-Yield Opportunities Fund C Class (the "Class C Shares"). Class A Shares, Class B Shares and Class C Shares are collectively referred to as the "Fund Classes." Each Fund also offers an institutional class: Delchester Fund Institutional Class, Strategic Income Fund Institutional Class and High-Yield Opportunities Fund Institutional Class (collectively, the "Institutional Classes").

         Class B Shares, Class C Shares and Institutional Class shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses which, for Delchester Fund A Class will vary because of the formula adopted by Income Funds, Inc.'s Board of Directors but may not exceed 0.30%, for Strategic Income Fund A Class may not exceed 0.30% and have currently been fixed by the Board at 0.25%, and for High-Yield Opportunities Fund may not exceed 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectuses for the Fund Classes. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class C Shares for the life of the investment. See Distribution and Service under Investment Management Agreements.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund, dated September 29, 1998, as they may be amended from time to time. Part B should be read in conjunction with the respective class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each class' Prospectus. A Prospectus for each class may be obtained by writing or calling your investment dealer or by contacting Income Funds, Inc.'s national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. All references to "shares" in this Part B refer to all classes of shares of each Fund, except where noted.

INVESTMENT OBJECTIVES AND POLICIES

         Delchester Fund seeks to earn and pay shareholders as high a current income as is consistent with providing reasonable safety. Strategic Income Fund seeks to provide investors with high current income and total return. High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. The investment objectives of Delchester Fund and Strategic Income Fund are fundamental policies and cannot be changed without shareholder approval.

         Delchester Fund
         ---------------

         In investing for income and safety of principal, Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Management will seek to achieve Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         (1) Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         (2) Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         (3) Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         Appendix A - Ratings in each Classes' Prospectus describes the ratings of S&P and Moody's and provides information concerning the ratings of the securities in the Fund's portfolio.

         As a matter of practice, Delchester Fund has consistently invested more than 80% of its assets in such securities. With respect to the remaining assets, if any, that Delchester Fund may invest in other securities, the Fund must invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

         Strategic Income Fund
         ---------------------

Foreign and Emerging Markets Securities
         Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations, including those set forth in Strategic Income Fund's Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Strategic Income Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Strategic Income Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As disclosed in Strategic Income Fund's Prospectuses, there are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With reference to the Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the foreign government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by Strategic Income Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts Strategic Income Fund may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which Strategic Income Fund invests. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., Strategic Income Fund's sub-adviser (the "Sub-Adviser"), does not believe that any current registration restrictions would affect its decision to invest in such countries.

Foreign Currency Transactions
         The foreign investments made by Strategic Income Fund present currency considerations which pose special risks. The Sub-Adviser uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Strategic Income Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Strategic Income Fund will account for forward contracts by marking to market each day at daily exchanges rates. When the Fund enters into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's assets denominated in such foreign currency, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contract. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Strategic Income Fund's commitments with respect to such contract.

         Strategic Income Fund's use of forward foreign currency exchange contracts for hedging and other non-speculative purposes involves certain risks. For example, a lack of correlation between price changes of a forward contract and the assets being hedged could render Strategic Income Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the Sub-Adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, Strategic Income Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in forward contracts also involve risks arising from the lack of an organized exchange trading environment.

         Successful use by Strategic Income Fund of forward foreign currency exchange contracts for hedging and other non-speculative purposes is subject to the Sub-Adviser's ability to predict correctly the direction of movements in foreign currencies relative to the U.S. dollar. This requires different skills and techniques than predicting changes in the prices of individual securities.

Options, Futures and Options on Futures
         Strategic Income Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes. Strategic Income Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. Strategic Income Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities.

         Purchasing Call Options--Strategic Income Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Strategic Income Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Strategic Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Strategic Income Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Strategic Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by Strategic Income Fund may expire without any value to the Fund.

         Purchasing Put Options--Strategic Income Fund may invest up to 2% of its total assets in the purchase of put options. Strategic Income Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by Strategic Income Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Strategic Income Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, Strategic Income Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Strategic Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures--Strategic Income Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Strategic Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which Strategic Income Fund intends to purchase.

         If a put or call option that Strategic Income Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, Strategic Income Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. Strategic Income Fund will purchase a put option on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, Strategic Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if Strategic Income Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in its portfolio and interest rates decrease instead, Strategic Income Fund will lose part or all of the benefit of the increased value of its U.S. government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell U.S. government securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Strategic Income Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Strategic Income Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Fund currently intends to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Funds assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         Appendix A- Ratings in each Prospectus describes the ratings of S&P, Fitch Investors Service, Inc. and Moody's, and provides information concerning the ratings of securities in the Fund's portfolio.

Non-Traditional Equity Securities
         Strategic Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

         High-Yield Opportunities Fund
         -----------------------------

         The types of securities in which High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Management will seek to achieve High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by Delaware Management Company, Inc. (the "Manager"). Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in each Classes' Prospectus describes the ratings of S&P and Moody's and provides information concerning the ratings of the securities in the Fund's portfolio.

Foreign and Emerging Markets Securities
         Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations, including those set forth in High-Yield Opportunities Fund's Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         As disclosed in High-Yield Opportunities Fund's Prospectuses, there are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by High-Yield Opportunities Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts High-Yield Opportunities Fund may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which High-Yield Opportunities Fund invests.

Zero Coupon and Pay-In-Kind Bonds
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, High-Yield Opportunities Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Convertible, Debt And Non-Traditional Equity Securities
         From time to time, a portion of the Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See Investment Objective and Policies, Risk Factors and High-Yield, High Risk Securities for a further discussion of these types of investments.

         The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

When-Issued And Delayed Delivery Securities
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Borrowing From Banks
         The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

         Investment Policies Applicable to Each Fund
         -------------------------------------------

High-Yield Securities
         Among the possible risks of investing in high-yield securities are the possibility of legislative and regulatory action and proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield securities. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield securities used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield securities as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for a Fund to attain its investment objective.

Restricted Securities
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Delchester Fund will not purchase illiquid assets if more than 10% of its total assets would then consist of such illiquid securities. Strategic Income Fund and High-Yield Opportunities Fund will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

Repurchase Agreements
         The Funds are permitted to invest in repurchase agreements, but they normally do so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow such funds in the Delaware Investments family jointly to invest cash balances. Each Fund of the Income Funds, Inc. may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the Securities and Exchange Commission (the "SEC" or the "Commission") permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time;
4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Income Funds, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Investment Restrictions

Delchester Fund
---------------
         Delchester Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of Delchester Fund, or 67% of the voting securities of Delchester Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

          1. Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Delchester Fund will not invest for the purpose of acquiring control of any company.

          3. Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or director of Income Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. Delchester Fund will not invest in securities of other investment companies.

          5. Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

          6. Delchester Fund will not sell short any security or property.

          7. Delchester Fund will not buy or sell commodities or commodity contracts.

          8. Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

          9. Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         12. No long or short positions on shares of the Fund may be taken by Income Funds, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Strategic Income Fund
---------------------
         Strategic Income Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of Strategic Income Fund, or 67% of the voting securities of Strategic Income Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

          1. With respect to 75% of its total assets, Strategic Income Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.

          2. Strategic Income Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

          3. Strategic Income Fund will not sell short any security or property.

          4. Strategic Income Fund will not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.

          5. Strategic Income Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies.

          6. Strategic Income Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

          7. Strategic Income Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

          8. Strategic Income Fund will not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, Strategic Income Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

          1. Strategic Income Fund will not invest for the purpose of acquiring control of any company.

          2. Strategic Income Fund will not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act of 1940 at the time of the investment.

          3. Strategic Income Fund will not purchase or retain securities of a company which has an officer or director who is an officer or director of Income Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns in the aggregate more than 5% thereof.

          4. Strategic Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         Although not a fundamental investment restriction, Strategic Income Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases. In addition, Strategic Income Fund currently does not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities, and the Fund may make margin payments as may be necessary in connection with the futures and options transactions described in the Fund's Prospectuses and this Part B.

High-Yield Opportunities Fund
-----------------------------
         High-Yield Opportunities Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of High-Yield Opportunities Fund, or 67% of the voting securities of High-Yield Opportunities Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time the Fund purchases securities.

         1. With respect to 75% of its total assets, High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. High-Yield Opportunities Fund will not sell short any security or property.

         4. High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

         6. High-Yield Opportunities Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, High-Yield Opportunities Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         2. High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act at the time of the investment.

         3. High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         4. High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         5. High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Income Funds, Inc. or of the Manager if or so long as the directors and officers of Income Funds, Inc. and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         6. High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         7. High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information of its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Funds.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                 P(1 + T) = ERV

         Where:     P =   a hypothetical initial purchase order of $1,000 from
                          which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                    T =   average annual total return;

                    n =   number of years; and

                  ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.


         Total return performance for the classes of each Fund will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered representative of the results which may be realized from an investment in the Fund in the future.


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class of Delchester Fund, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for Delchester

Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Delchester Fund A Class at net asset value (NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         Pursuant to applicable regulation, total return shown for Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delchester Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

                                    Average Annual Total Return

                              Delchester         Delchester      Delchester
                                 Fund               Fund            Fund
                               A Class            A Class       Institutional
                              (at Offer)          (at NAV)        Class (1)
             1 year
             ended
             7/31/98             5.43%             10.73%          11.00%

             3 years
             ended
             7/31/98            10.27%             12.05%          12.33%

             5 years
             ended
             7/31/98             8.11%              9.16%           9.43%

             10 years
             ended
             7/31/98             9.64%             10.17%          10.46%

             15 years
             ended
             7/31/98            11.03%             11.38%          11.57%

             Period
             8/20/70(2)
             through
             7/31/98             9.72%              9.91%          10.01%


----------------
(1) Date of initial public offering of Delchester Fund Institutional Class was June 1, 1992.
(2) Date of initial public offering of Delchester Fund A Class.

         The performance of Delchester Fund B Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Delchester Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Delchester Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                 Average Annual Total Return
                       Delchester Fund                    Delchester Fund
                          B Class                            B Class
                     (Including Deferred                (Excluding Deferred
                        Sales Charge)                      Sales Charge)
        1 year
        ended
        7/31/98             5.91%                              9.91%

        3 years
        ended
        7/31/98            10.41%                             11.22%

        Period
        5/2/94(1)
        through
        7/31/98             8.91%                              9.26%



-------------
(1) Date of initial public offering of Delchester Fund B Class.

         The performance of Delchester Fund C Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Delchester Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Delchester Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                  Average Annual Total Return
                       Delchester Fund                    Delchester Fund
                           C Class                           C Class
                     (Including Deferred                (Excluding Deferred
                        Sales Charge)                      Sales Charge)


        1 year
        ended
        7/31/98             8.91%                              9.91%


        Period
        11/29/95(1)
        through
        7/31/98            11.85%                             11.85%


--------------
(1) Date of initial public offering of Delchester Fund C Class.

         The performance of Strategic Income Fund A Class and Strategic Income Fund Institutional Class, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for Strategic Income Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Strategic Income Fund A Class at net asset value
(NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                   Average Annual Total Return (1)

                             Strategic          Strategic       Strategic
                              Income             Income          Income
                               Fund               Fund            Fund
                              A Class            A Class      Institutional
                            (at Offer)          (at NAV)          Class
           1 year
           ended
           7/31/98             1.25%              6.23%           6.36%

           Period
           10/1/96(2)
           through
           7/31/98             6.12%              8.93%           9.14%

---------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund A Class and Strategic Income Fund Institutional Class.

         The performance of Strategic Income Fund B Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Strategic Income Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Strategic Income Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                 Average Annual Total Return

                        Strategic Income Fund      Strategic Income Fund
                               B Class                   B Class
                         (Including Deferred        (Excluding Deferred
                            Sales Charge)              Sales Charge)
            1 year
            ended
            7/31/98             1.48%                      5.32%

            Period
            10/1/96(2)
            through
            7/31/98             6.06%                      8.11%

-----------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of Strategic Income Fund B Class.

         The performance of Strategic Income Fund C Class, as shown below, is the average annual total return quotation through July 31, 1998. The average annual total return for Strategic Income Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The average annual total return for Strategic Income Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                   Average Annual Total Return (1)

                            Strategic Income Fund    Strategic Income Fund
                                  C Class                   C Class
                             (Including Deferred      (Excluding Deferred
                                Sales Charge)            Sales Charge)
                1 year
                ended
                7/31/98             4.35%                    5.31%

                Period
                10/1/96(2)
                through
                7/31/98             8.11%                    8.11%

----------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund C Class; total return for this short of a time period may not be representative of longer-term results.

         The performance of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class, as shown below, is the average annual total return quotations through July 31, 1998, computed as described above. The average annual total return for High-Yield Opportunities Fund A Class at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for High-Yield Opportunities Fund A Class at net asset value (NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                Average Annual Total Return (1)

                              High-Yield      High-Yield        High-Yield
                             Opportunities   Opportunities     Opportunities
                                 Fund            Fund              Fund
                              A Class (2)     A Class (2)      Institutional
                              (at Offer)       (at NAV)            Class
                 1 year
                 ended
                 7/31/98        10.08%          15.66%             15.82%

                 Period
                 12/30/96(3)
                 through
                 7/31/98        13.38%          16.84%             16.93%

-------------
(1) The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund did not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses) through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses and, in the case of Class A Shares, 12b-1 Plan Expenses) on an annualized basis through March 31, 1999. In the absence of such waivers, performance would have been affected negatively.

(2) Delaware Distributors, L.P. elected voluntarily to waive its right to receive 12b-1 Plan fees (including service fees) from the commencement of the public offering of Class A Shares of the Fund through February 16, 1998. In the absence of such waiver, performance would have been affected negatively.

(3) Date of initial public offering of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class.

         The performance of High-Yield Opportunities Fund B Class, as shown below, is the aggregate total return quotation through July 31, 1998. The aggregate total return for High-Yield Opportunities Fund B Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The aggregate total return for High-Yield Opportunities Fund B Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                          Aggregate Total Return

                                    High-Yield                High-Yield
                                 Opportunities Fund       Opportunities Fund
                                     B Class                   B Class
                                (Including Deferred       (Excluding Deferred
                                    Sales Charge)            Sales Charge)


                   Period
                   2/17/98(2)
                   through
                   7/31/98        (0.46%)                        3.54%


-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         B Class.

         The performance of High-Yield Opportunities Fund C Class, as shown below, is the aggregate total return quotation through July 31, 1998. The aggregate total return for High-Yield Opportunities Fund C Class including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1998. The aggregate total return for High-Yield Opportunities Fund C Class excluding deferred sales charge assumes the shares were not redeemed at July 31, 1998 and therefore does not reflect the deduction of a CDSC.

                                        Aggregate Total Return

                                     High-Yield           High-Yield
                               Opportunities Fund     Opportunities Fund
                                       C Class              C Class
                              (Including Deferred     (Excluding Deferred
                                 Sales Charge)           Sales Charge)


                 Period
                 2/17/98(2)
                 through
                 7/31/98             2.54%                   3.54%


--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities
         Fund C Class.

         As stated in the Funds' Prospectuses, each Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b         6
                         YIELD = 2[(-------- + 1)  -- 1]
                                         cd

         Where:    a =  dividends and interest earned during the period;

                   b =  expenses accrued for the period (net of reimbursements);

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                   d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield for each Class of the Funds, based on specified 30-day periods identified in advertising by the Funds. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of Income Funds, Inc. in the future. For the 30-day period ended July 31, 1998, the yield of each Class of Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund was as follows:


                                             Strategic          High-Yield
                          Delchester Fund   Income Fund    Opportunities Fund

Class A Shares                    8.71%        7.65%              7.81%
Class B Shares                    8.38%        7.26%              7.50%
Class C Shares                    8.38%        7.26%              7.56%
Institutional Class               9.41%        8.31%              8.52%


         Investors should note that the income earned and dividends paid by the Funds will vary with the fluctuation of interest rates and performance of the portfolio to the extent of the Funds' investments in debt securities. The net asset values of the Funds may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Funds' net asset values will tend to rise when interest rates fall. Conversely, the Funds' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held by the Funds will vary from day to day and investors should consider the volatility of the Funds' net asset values as well as their yields before making a decision to invest.

         The average weighted portfolio maturity at July 31, 1998 for Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund was 8.3 years, 7.1 years and 8.5 years, respectively.


         From time to time, each Fund may quote actual total return and/or yield performance for its Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.


         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Each Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         Total return performance for each Class of each Funds will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and, in the case of Class A Shares, the impact of the maximum front-end sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares and Class C Shares will be calculated both with the applicable CDSC included and excluded. The net asset values of the Funds fluctuate so shares, when redeemed, may be worth more or less than the original investment, and the Funds' results should not be considered a guarantee of future performance.

         The following tables are examples, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares, Class C Shares and Institutional Class of each Fund through July 31, 1998. Pursuant to applicable regulation, total return shown for the Institutional Class of Delchester Fund for the periods prior to the commencement of operations of such Institutional Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by the Class A Shares, and performance for the Institutional Class would have been affected had such an adjustment been made. For these purposes, the calculations assume the reinvestment of any distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results. Performance shown for short periods of time may not be representative of longer term results.

                                                  Cumulative Total Return
                                            Delchester              Delchester
                                               Fund                    Fund
                                             A Class               Institutional
                                            (at Offer)               Class(2)
                           3 months
                           ended
                           7/31/98            (3.92%)                  0.98%

                           6 months
                           ended
                           7/31/98            (1.40%)(3)               3.72%

                           9 months
                           ended
                           7/31/98             2.81%                   8.16%

                           1 year
                           ended
                           7/31/98             5.43%                  11.00%

                           3 years
                           ended
                           7/31/98            34.07%                  41.74%

                           5 years
                           ended
                           7/31/98            47.71%                  56.90%

                           10 years
                           ended
                           7/31/98           150.91%                 170.35%

                           15 years
                           ended
                           7/31/98           380.27%                 416.96%

                           Period
                           8/20/70(1)
                           through
                           7/31/98         1,234.72%               1,338.12%

--------------
(1)  Date of initial public offering of Delchester Fund A Class.
(2) Date of initial public offering of Delchester Fund Institutional Class was June 1, 1992.
(3)  Cumulative total return at net asset value for the six months ended
     July 31, 1998 was 3.59%.

                                                    Cumulative Total Return

                                    Delchester              Delchester
                                       Fund                    Fund
                                      B Class                 B Class
                                    (Including              (Excluding
                                     Deferred                Deferred
                                   Sales Charge)           Sales Charge)
                  3 months
                  ended
                  7/31/98          (3.21%)                     0.73%

                  6 months
                  ended
                  7/31/98          (0.75%)                     3.21%

                  9 months
                  ended
                  7/31/98          3.36%                       7.36%

                  1 year
                  ended
                  7/31/98          5.91%                       9.91%

                  3 years
                  ended
                  7/31/98          34.58%                     37.58%

                  Period
                  5/2/94(1)
                  through
                  7/31/98          43.72%                     45.70%

-----------
(1)  Date of initial public offering of Delchester Fund B Class.

                                                     Cumulative Total Return

                                      Delchester                  Delchester
                                         Fund                        Fund
                                        C Class                    C Class
                                      (Including                  (Excluding
                                       Deferred                    Deferred
                                     Sales Charge)               Sales Charge)
           3 months
           ended
           7/31/98                   (0.26%)                         0.73%

           6 months
           ended
           7/31/98                   2.21%                           3.20%

           9 months
           ended
           7/31/98                   6.36%                           7.36%


           1 year
           ended
           7/31/98                   8.91%                           9.91%


           Period
           11/29/95(1)
           through
           7/31/98                   34.88%                         34.88%


------------
(1)  Date of initial public offering of Delchester Fund C Class.

                                                     Cumulative Total Return (1)

                                         Strategic               Strategic
                                          Income                 Income
                                           Fund                   Fund
                                          A Class                Institutional
                                        (at Offer)                Class
                  3 months
                  ended
                  7/31/98                 (4.91%)                (0.08%)

                  6 months
                  ended
                  7/31/98               (3.22%) (3)              1.59%

                  9 months
                  ended
                  7/31/98                 (1.49%)                3.71%

                  1 year
                  ended
                  7/31/98                  1.25%                 6.36%

                  Period
                  10/1/96(2)
                  through
                  7/31/98                 11.49%                 17.39%

-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2) Date of initial public offering of Strategic Income Fund A Class and Strategic Income Fund Institutional Class.

(3) Cumulative total return at net asset value for the six months ended July 31, 1998 was 1.62%.

                                                Cumulative Total Return (1)

                                  Strategic                    Strategic
                                    Income                      Income
                                     Fund                        Fund
                                    B Class                     B Class
                                  (Including                   (Excluding
                                   Deferred                    Deferred
                                  Sales Charge)                Sales Charge)

                 3 months
                 ended
                 7/31/98          (4.25%)                      (0.34%)

                 6 months
                 ended
                 7/31/98          (2.82%)                      1.08%

                 9 months
                 ended
                 7/31/98          (0.87%)                      2.94%


                 1 year
                 ended
                 7/31/98          1.48%                        5.32%

                 Period
                 10/1/96(2)
                 through
                 7/31/98          11.38%                       15.36%

--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(3)      Date of initial public offering of Strategic Income Fund B Class.

                                                Cumulative Total Return (1)

                                             Strategic            Strategic
                                              Income              Income
                                               Fund                 Fund
                                            C Class                C Class
                                            (Including            (Excluding
                                            Deferred              Deferred
                                            Sales Charge)        Sales Charge)

                  3 months
                  ended
                  7/31/98                   (1.49%)               (0.52%)

                  6 months
                  ended
                  7/31/98                   0.11%                 1.08%

                  9 months
                  ended
                  7/31/98                   1.81%                 2.76%



                  1 year
                  ended
                  7/31/98                   4.35%                 5.31%




                  Period
                  10/1/96(2)
                  through
                  7/31/98                   15.35%                15.35%

---------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through December 31, 1998. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of Strategic Income Fund C Class.

                                         Cumulative Total Return (1)

                                       High-Yield             High-Yield
                                      Opportunities          Opportunities
                                          Fund                   Fund
                                      A Class (2)            Institutional
                                       (at Offer)                Class

                    3 months
                    ended
                    7/31/98              (2.37%)                 2.51%

                    6 months
                    ended
                    7/31/98             0.95%(3)                 6.12%

                    9 months
                    ended
                    7/31/98               5.40%                 10.78%

                    1 year
                    ended
                    7/31/98              10.08%                 15.82%

                    Period
                    12/30/96(4)
                    through
                    7/31/98              22.16%                 28.33%

------------------
(1) The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund did not exceed 0.75% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses) through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses and, in the case of Class A Shares, 12b-1 Plan Expenses) on an annualized basis through March 31, 1999. In the absence of such waivers, performance would have been affected negatively.

(2) Delaware Distributors, L.P. has elected voluntarily to waive its right to receive 12b-1 Plan fees (including service fees) from the commencement of the public offering of Class A Share of the Fund through February 16, 1998. In the absence of such waiver, performance would have been affected negatively.

(3) Cumulative total return at net asset value for the six months ended July 31, 1998 was 5.98%.

(4) Date of initial public offering of High-Yield Opportunities Fund A Class and High-Yield Opportunities Fund Institutional Class.


                                            Aggregate Total Return

                                    High-Yield               High-Yield
                                 pportunities Fund       Opportunities Fund
                                      B Class                  B Class
                                (Including Deferred      (Excluding Deferred
                                    Sales Charge)           Sales Charge)

                  3 months
                  ended
                  7/31/98             (1.75%)                  2.26%

                  Period
                  2/17/98(2)
                  through
                  7/31/98             (0.46%)                  3.54%

--------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         B Class.

                                           Aggregate Total Return

                                    High-Yield                 High-Yield
                                Opportunities Fund         Opportunities Fund
                                      C Class                    C Class
                                (Including Deferred        (Excluding Deferred
                                   Sales Charge)              Sales Charge)

                  3 months
                  ended
                  7/31/98           (1.26%)                        2.26%

                  Period
                  2/17/98(2)
                  through
                  7/31/98            2.54%                         3.54%

-------------
(1) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.95% (in each case, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) through March 31, 1999. In the absence of such waiver, performance would have been affected negatively.

(2)      Date of initial public offering of High-Yield Opportunities Fund
         C Class.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for Income Funds, Inc. and other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and, in the case of Strategic Income Fund, the Sub-Adviser's, overriding investment philosophy and how that philosophy impacts, investment disciplines employed in seeking the objectives of the Funds and other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager and the Sub-Adviser, including the number of such clients serviced such persons.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                     Number
                                  Investment     Price Per         of Shares
                                    Amount         Share           Purchased

                    Month 1          $100         $10.00               10
                    Month 2          $100         $12.50                8
                    Month 3          $100         $ 5.00               20
                    Month 4          $100         $10.00               10
                    ---------------------------------------------------------
                                     $400         $37.50               48

         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Delchester Fund, High-Yield Opportunities Fund and, in the case of its domestic securities, Strategic Income Fund, each select banks, brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of the Fund's judgment of the professional capability of such banks, brokers or dealers to provide the service. In the case of Strategic Income Fund, the Sub-Adviser to the Fund selects banks, brokers or dealers to execute transactions for the purchase or sale of foreign securities in managing the Fund's international sector. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In most instances, trades of fixed-income securities are made on a net basis where the Funds either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager or the Sub-Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, no brokerage commissions were paid by Delchester Fund, Strategic Income Fund or High-Yield Opportunities Fund.

         The Manager or the Sub-Adviser may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-Adviser in connection with its investment decision-making processes with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended July 31, 1998, there were no portfolio transactions of Delchester Fund, Strategic Income Fund or High-Yield Opportunities Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), the Funds' Investment Management Agreements and the Sub-Advisory Agreement (in the case of Strategic Income Fund), higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or Sub-Adviser which constitute in some part brokerage and research services used by the Manager or Sub-Adviser in connection with its investment decision-making process and constitute in some part services used by the Manager or Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager or Sub-Adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager or Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager or the Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the Sub-Adviser and Income Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute the Funds' portfolio transactions.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. Due to current market conditions, each Fund anticipates that its respective annual rate of portfolio turnover will exceed 100%. Because of the historically high rate of new issuances and refinancings in the high-yield bond market during the Funds' most recent fiscal year, the portfolio turnover rate for each Fund was higher than anticipated. This higher rate of portfolio turnover is expected to continue so long as the current rate of new issuances and refinancings is maintained.

         The degree of portfolio activity may affect taxes payable by the Funds' shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for liberal current income, in the case of Delchester Fund, and for high current income with total return, in the case of Strategic Income Fund, the Funds may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rates also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past three fiscal years, the portfolio turnover rates of the Funds were as follows:

                                     July 31
                                                1998          1997       1996
                                                ----          ----       ----
         Delchester Fund                        117%         154%         108%
         Strategic Income Fund (1)              175%         183% (3)     N/A
         High-Yield Opportunities Fund (2)      317%         270% (3)     N/A

----------------
(1)      Date of initial public offering was October 1, 1996.
(2)      Date of initial public offering was December 30, 1996.
(3)      Annualized.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class - and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or the Sub-Adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Income Funds, Inc. reserves the right to reject any order for the purchase of shares of either Fund if in the opinion of management such rejection is in such Fund's best interests.

         The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. Income Funds, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses, if any, under a Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan accounts including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements

         The alternative purchase arrangements of Class A, Class B and Class C Shares of each Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares (currently, no more than 0.25% of the average daily net assets of Class A Shares of Strategic Income Fund, pursuant to Board action) or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses.

Class A Shares - Delchester Fund, Strategic Income Fund and High-Yield Opportunities Fund

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Front-End Sales Charge Alternative-Class A Shares in the Prospectuses for the Fund Classes for a table illustrating reduced front-end sales charges. See also, Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of shares of the funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

         As described more fully in the Prospectuses for the Fund Classes, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected. See Front-End Sales Charge Alternative -- Class A Shares in the Prospectuses for the Fund Classes for the applicable schedule and further details.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectuses for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectuses for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Income Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delchester Fund and High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day. The Distributor had elected voluntarily to waive all payments under the 12b-1 Plan for Class A Shares, Class B Shares and Class C Shares of High-Yield Opportunities Fund during the commencement of the public offering of the Fund through December 31, 1997.

         Although the maximum fee payable under the 12b-1 Plan relating to Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Strategic Income Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delchester Fund A Class' and Strategic Income Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Income Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Income Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Income Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Income Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Delchester Fund amounted to $2,607,829, $3,193,696 and $321,709, respectively. Such amounts were used for the following purposes:

                                    Delchester   Delchester     Delchester
                                       Fund         Fund           Fund
                                      A Class      B Class        C Class

Advertising                            $8,851      --------      --------
Annual/Semi-Annual Reports            $56,465      --------      --------
Broker Trails                      $2,083,639      $778,140       $87,895
Broker Sales Charges                 --------    $1,355,219      $148,032
Dealer Service Expenses                $1,276        $0,000          $592
Interest on Broker Sales Charges     --------      $902,760       $10,531
Commissions to Wholesalers           $196,401      $142,377       $61,328
Promotional-Broker Meetings           $27,545       $13,201        $3,055
Promotional-Other                     $93,438      --------      --------
Prospectus Printing                   $83,043      --------      --------
Telephone                              $6,343      --------        $1,040
Wholesaler Expenses                   $50,823        $1,999        $9,236
Other                                --------      --------      --------

         For the period ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Strategic Income Fund amounted to $32,549 $110,077 and $33,810, respectively. Such amounts were used for the following purposes:


                                   Strategic   Strategic     Strategic
                                    Income      Income        Income
                                     Fund        Fund          Fund
                                    A Class     B Class       C Class

Advertising                            $138    --------      --------
Annual/Semi-Annual Reports             $119    --------      --------
Broker Trails                       $31,463     $27,488        $5,234
Broker Sales Charges               --------     $34,281       $17,494
Dealer Service Expenses            --------     $00,000          $133
Interest on Broker Sales Charges   --------     $42,772        $1,463
Commissions to Wholesalers         --------      $5,022        $8,003
Promotional-Broker Meetings             $30        $514          $272
Promotional-Other                      $162    --------      --------
Prospectus Printing                    $637    --------      --------
Telephone                              $000    --------           $19
Wholesaler Expenses                --------    --------        $1,192
Other                              --------    --------      --------

         For the period ended July 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of High-Yield Opportunities Fund amounted to
$9,164, $1,108 and $279, respectively. Such amounts were used for the following purposes:

                                    High-Yield      High-Yield      High-Yield
                                 Opportunities   Opportunities   Opportunities
                                          Fund            Fund            Fund
                                       A Class         B Class         C Class

Advertising                           --------        --------        --------
Annual/Semi-Annual Reports              $1,457        --------        --------
Broker Trails                             $835            $276        --------
Broker Sales Charges                  --------            $342            $107
Dealer Service Expenses               --------        --------        --------
Interest on Broker Sales Charges      --------            $433             $31
Commissions to Wholesalers                $942             $14            $141
Promotional-Broker Meetings               $146        --------        --------
Promotional-Other                       $2,247        --------        --------
Prospectus Printing                     $3,287        --------        --------
Telephone                             --------        --------        --------
Wholesaler Expenses                       $250             $43        --------
Other                                 --------        --------        --------

Other Payments to Dealers -- Class A, Class B and Class C Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expenses of preapproved dealer advertisements promoting the sale of shares of the funds in the Delaware Investments family.

Special Purchase Features -- Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, directors and employees of Income Funds, Inc., any other fund in the Delaware Investments family, the Manager, the Manager's affiliates, the Sub-Adviser or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager, the Sub-Adviser or any of their affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the institutional class of each Fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services,

Inc. (formerly named Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Investments funds and any stable value product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and has received written confirmation back from Retirement Financial Services, Inc.

         Purchases of Class A Shares of Delchester Fund at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares as a result of a change in the distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         The Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family which offer such classes (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares of a Fund (and of the Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectuses) in connection with the features described above.

Group Investment Plans

         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the Prospectuses for the Funds' Classes, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Classes of Delchester Fund and Strategic Income Fund in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectuses for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions to participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds, Inc. for proper instructions.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware

Investments family through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectuses for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family of funds may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds. See Appendix B Classes Offered in the Prospectus for the funds in the Delaware Investments that offer consultant class shares.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Delaware Investments Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes

         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) deferred compensation plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans Delaware Investments offers, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange in the Prospectuses for Class B Shares and Class C Shares for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class Shares. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with incomes between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000 - $100,000 in 2007 for joint filers and $50,000 - $60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

          Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

             (i) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

             (ii) Substantially equal installment payments for a period certain of 10 or more years;

             (iii) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

             (iv) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

             (v) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
             For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

             Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

             Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
             For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

             This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

             Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

             Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

             A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

             Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of

Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

             Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

             A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Funds Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

             Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

             Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

             Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")

             Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class
A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA

             A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

              A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

             Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreements and Sub-Advisory Agreements. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

             The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

             An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in the Fund's financial statements which are incorporated by reference into this Part B.

             Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign currencies and the prices of foreign securities denominated in foreign currencies are translated to U.S. Dollars at the mean between the bid and offer quotations of such securities based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

             Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND REPURCHASE

             Any shareholder may require a Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a securities transfer association medallion program. A signature guarantee cannot be provided by a notary public. A signature guarantee is designed to protect the shareholders, each Fund and its respective agents from fraud. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

             In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent or certain other authorized persons (see Distribution and Service under Investment Management Agreements and Sub-Advisory Agreement), subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

             Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

             Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectuses for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectuses for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Funds' Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

             Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by each Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

             Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

             If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

             In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

             Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds, Inc. has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

             The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
             Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

             Effective November 29, 1995, the minimum initial investment in Delchester Fund A Class was increased from $250 to $1,000. Class A accounts of Delchester Fund that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.

                                      * * *

             Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
             Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

             In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

             Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

             To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

             If expedited payment under these procedures could adversely affect a Fund, the Fund may take up to seven days to pay the shareholder.

             Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
             Shareholders of Class A, Class B and Class C Shares of Delchester Fund and Strategic Income Fund who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

             Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

             The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

             Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares of Delchester Fund and Strategic Income Fund through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectuses for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.


             An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

             The Systematic Withdrawal Plan is not available for the Institutional Classes.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

             Each Fund declare a dividend to shareholders of each Class of the respective Fund's shares from net investment income on a daily basis. Dividends are declared each day the respective Fund is open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

             Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

             Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

             Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

TAXES

             It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

             The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Delchester Fund had an accumulated capital loss carryforward of approximately $145,009,543 at July 31, 1998 which for federal income tax purposes may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1999--$53,787,833, 2002--$3,628,131 and 2003--$87,593,579.

             Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of Delchester Fund's and High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. It is expected that either none or a nominal portion of Strategic Income Fund's dividends will be eligible for the dividends-received deduction. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

             Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Delchester Fund's portfolio securities had an unrealized net appreciation for tax purposes of $15,871,999 as of July 31, 1998.

             Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the 1998 Act, each Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

             "Mid-term capital gains" or "28 percent rate gain": securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

             "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by a Fund after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months for tax years beginning after December 31, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

             "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate bracket may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

             Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

             (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

             (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

             (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

             (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The 1997 Act repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

             The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

             The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

             The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

             Investment in Foreign Currencies and Foreign Securities--Strategic Income Fund and High-Yield Opportunities Fund are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to these Fund:

             Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

             If a Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

             The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests.

Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.


             A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by your Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Fund). If your Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If your Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.


             Investment in Passive Foreign Investment Company Securities--Strategic Income Fund and High-Yield Opportunities Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

             A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

             The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

             You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

             Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by your Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Fund's income available for distribution to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

INVESTMENT MANAGEMENT AGREEMENTS

             The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Income Funds, Inc.'s Board of Directors.


             The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 1998, the Manager and its affiliates in Delaware Investments, including the Sub-Adviser, were managing in the aggregate more than $43 billion in assets in the various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts. The directors of Income Funds, Inc. annually review fees paid to the Manager.


             The Investment Management Agreement for Delchester Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Investment Management Agreement for Strategic Income Fund is dated September 30, 1996 and was approved by the initial shareholder on September 30, 1996. The Investment Management Agreement for High-Yield Opportunities Fund is dated December 27, 1996 and was approved by the initial shareholder on December 27, 1996. Each Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Income Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of Income Funds, Inc. or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

             The annual compensation paid by Delchester Fund for investment management services is equal to 0.60% on the first $500 million of the Fund's average daily net assets, 0.575% of the next $250 million and 0.55% of the average daily net assets in excess of $750 million, less Delchester Fund's proportionate share of all directors' fees paid to the unaffiliated directors of Income Funds, Inc. On July 31, 1998, the total net assets of Delchester Fund were $1,541,217,655. The Manager makes all investment decisions which are implemented by Delchester Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees paid by Delchester Fund during the past three fiscal years were $6,921,586 for 1996 and $7,362,089 for 1997 and $8,245,496 for 1998.

             The annual compensation paid by Strategic Income Fund for investment management services is equal to 0.65% on the first $500 million of the Fund's average daily net assets, 0.625% of the next $500 million and 0.60% of the average daily net assets in excess of $1 billion. On July 31, 1998, the total net assets of Strategic Income Fund were $42,513,379. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees incurred by Strategic Income Fund for the period October 1, 1996 (date of initial public offering) through July 31, 1997 were $73,164 and no fees were paid to the Manager in connection with the voluntary waiver of fees. Investment management fees incurred by Strategic Income Fund for the fiscal year ended July 31, 1998 were $212,472 and no fees were paid as a result of the voluntary waiver of fees by the Manager described below.

             Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of Strategic Income Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the investment management fees paid to the Manager under the terms of the Investment Management Agreement. For the period October 1, 1996 (date of initial public offering) through July 31, 1997 and for the fiscal year ended July 31, 1998, no fees were paid to Delaware International due to the voluntary waiver of fees by the Manager.

             The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of each Class do not exceed 0.75% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Fund through December 31, 1998.

             The annual compensation paid by High-Yield Opportunities Fund for investment management services is equal to 0.65% on the first $500 million of the Fund's average daily net assets, 0.625% of the next $500 million and 0.60% of the average daily net assets in excess of $1 billion. On July 31, 1998, the total net assets of High-Yield Opportunities Fund were $15,658,307. The Manager makes all investment decisions which are implemented by High-Yield Opportunities Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Income Funds, Inc. Investment management fees incurred by High-Yield Opportunities Fund for the period December 30, 1996 (date of initial public offering) through July 31, 1997 were $30,869 and $6,031 was paid and $24,838 was waived in connection with the voluntary waiver of fees by the Manager. Investment management fees incurred by High-Yield Opportunities Fund for the fiscal year ended July 31, 1998 were $70,555 and $28,057 was paid and $42,498 was waived in connection with the voluntary waiver of fees by the Manager.

             The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of each Class do not exceed 0.75% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Fund through December 31, 1997. Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the High-Yield Opportunities Fund to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund, excluding each such Class' 12b-1 fees, do not exceed 0.95% on an annualized basis through March 31, 1999.

             Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service

         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under a Distribution Agreement dated as of April 3, 1995, as amended on November 29, 1995 for Delchester Fund, under a separate Distribution Agreement dated as of September 30, 1996 for Strategic Income Fund and under a separate Distribution Agreement dated as of December 27, 1996 for High-Yield Opportunities Fund. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each such class. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of September 14, 1998. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND DIRECTORS

         The business and affairs of Income Funds, Inc. are managed under the direction of its Board of Directors.
         Certain officers and directors of Income Funds, Inc. hold identical positions in each of the other funds in the Delaware Investments family. On August 31, 1998, Income Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of Class A Shares of Strategic Income Fund, approximately 1% of the outstanding shares of the Institutional Class of Delchester Fund and Strategic Income Fund, approximately 2% of the outstanding shares of the Class A Shares of Delchester Fund; approximately 63% of the outstanding shares of the Institutional Class of Strategic Income Fund; and none of the outstanding shares of the Class B Shares and Class C Shares of these Funds.

         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of Delchester Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                        Share Amount        Percentage
-----                               ---------------------------                        ------------        ----------
Delchester Fund B Class             Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attention:  Fund Administration
                                    4800 Deer Lake Dr East, 2nd Floor
                                    Jacksonville, FL  32246                              7,193,083            12.90%

Delchester Fund C Class             MLPF&S For the Sole Benefit of
                                    its Customers SEC#97HO2
                                    Attention:  Fund Administration
                                    4800 Deer Lake Dr. East, 2nd Floor
                                    Jacksonville, FL  32246                              1,694,727            21.25%

Delchester Fund                     Nationwide Life Insurance Co.
Institutional Class                 National QPVA
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH  43218                                  2,115,882            35.97%

                                    Bear Stearns
                                    For the Exclusive Benefit of
                                    Raymond G. Perelman
                                    Charitable Remainder Unitrust
                                    One Metrotech Center North
                                    Brooklyn, NY  11201                                  1,022,450            17.38%




Class                               Name and Address of Account                         Share Amount        Percentage
-----                               ---------------------------                         ------------        ----------
Delchester Fund                     RS DMC Employee Profit Sharing Plan
Institutional Class                 Delaware Management Company
                                    Employee Profit Sharing Trust
                                    c/o Rick Seidel
                                    1818 Market Street
                                    Philadelphia, PA  19103                                690,335            11.73%

                                    Ogden Financial Services Inc.
                                    Attention:  George Warren
                                    3411 Silverside Road
                                    103 Springer Building
                                    Wilmington, DE  19810                                  632,864            10.76%

         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of Strategic Income Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                         Share Amount        Percentage
-----                               ---------------------------                         ------------        ----------
Strategic Income                    MLPF&S
Fund B Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration  SEC#97LM7
                                    4800 Deer Lake Drive E., 2nd Floor
                                    Jacksonville, FL  32246                                280,485             9.25%

Strategic Income                    MLPF&S
Fund C Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration  SEC#97LM8
                                    4800 Deer Lake Drive E., 2nd Floor
                                    Jacksonville, FL  32246                                368,198            34.01%

Strategic Income Fund               Chicago Trust Company
Institutional Class                 FBO Lincoln National Corporation
                                    Employees Retirement Trust
                                    1000 N. Water Street TR 14
                                    Milwaukee, WI  53202                                   646,769            93.35%

                                    RS DMC Employee Profit Sharing Plan
                                    Delaware Management Company
                                    Employee Profit Sharing Trust
                                    c/o Rick Seidel
                                    1818 Market Street
                                    Philadelphia, PA  19103                                 40,420             5.83%


         As of August 31, 1998, management believes the following accounts held of record 5% or more of the outstanding shares of a Class of shares of High-Yield Opportunities Fund. Management does not have knowledge of beneficial owners.

Class                               Name and Address of Account                        Share Amount         Percentage
-----                               ---------------------------                        ------------         ----------
High-Yield Opportunities            Wayne A. Stork
Fund A Class                        5727 Twin Silo Road
                                    Doylestown, PA 18901                                 1,074,398            58.58%

                                    MLPF&S
                                    For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                167,977             9.15%

                                    Millerbernd Manufacturing Co.
                                    Retirement Account
                                    P.O. Box 98
                                    Winsted, MN  55395                                     103,326             5.63%

High-Yield Opportunities            MLPF&S
Fund B Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                184,969            53.41%

                                    DMTC C/F The Rollover
                                    IRA of Donald H. Cook
                                    P.O. Box 182
                                    Birchrunville, PA  19421                                18,279             5.27%




Class                               Name and Address of Account                         Share Amount          Percentage
-----                               ---------------------------                         ------------          ----------
High-Yield Opportunities            MLPF&S
Fund C Class                        For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Dr. E., 3rd Floor
                                    Jacksonville, Fl  32246                                 48,080            37.68%

                                    Painewebber For the Benefit of
                                    Painewebber CDN FBO
                                    Eugene B. Buerke
                                    P.O. Box 3321
                                    Weehawken, NJ  07087                                    10,344             8.10%

                                    DMTC C/F The Rollover
                                    IRA of Audrey K. Steiner
                                    4639 Gilbert Grade
                                    Orfino, ID  83544                                        8,272             6.48%

                                    Dain Rauscher Incorporated FBO
                                    St. Peter's Episcopal Church
                                    Maintenance Fund
                                    320 St. Peter St.
                                    Kerrville, TX  78028                                     6,901             5.40%

High-Yield Opportunities            Chicago Trust Company
Fund Institutional Class            FBO Lincoln National Corp
                                    Employee Retirement Plan
                                    c/o Marshall & Ilsley Trust Company
                                    P.O. Box 2977
                                    Milwaukee, WI 53201                                    653,837            99.99%

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

*Wayne A. Stork (61)
         Chairman and Director and/or Trustee of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family and
                  Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc.
                  and Founders Holdings, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of
                  Delaware Management Company, Inc. and Delaware Management Business Trust
         Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management
                  Company (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers
                  (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware
                  International Holdings Ltd. and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc.
         During   the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware
                  organization.

*Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director of Equity Funds II, Inc. and 33 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc.
         President of Lincoln Funds Corporation
         Director of Delaware International Advisers Ltd.
         From     1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice
                  President responsible for corporate planning and development for Lincoln National Corporation.

Richard G. Unruh, Jr. (58)
         ExecutiveVice President of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family, Delaware
                  Management Holdings, Inc., Delaware Management Company (a
                  series of Delaware Management Business Trust) and Delaware
                  Capital Management, Inc.
         President of Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware
                  Management Business Trust
         Director of Delaware International Advisers Ltd.
         During   the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware
                  organization.



----------------------
*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (51)
         ExecutiveVice President/Chief Investment Officer, Fixed Income of
                  Equity Funds II, Inc., 33 other investment companies in the
                  Delaware Investments family, Delaware Management Company,
                  Inc., Delaware Management Company (a series of Delaware
                  Management Business Trust), Delaware Investment Advisers (a
                  series of Delaware Management Business Trust) and Delaware
                  Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc.
         Executive Vice President of Delaware Capital Management, Inc. and Delaware Management Business
                  Trust
         Director of Founders CBO Corporation
         Director of HYPPCO Finance Company Ltd.
         Before   returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for
                  Oppenheimer Management Corporation, New York, NY from 1985 to
                  1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (58)
         ExecutiveVice President, Chief Operating Officer, Chief Financial
                  Officer of Equity Funds II, Inc., 33 other investment
                  companies in the Delaware Investments family, Delaware
                  Management Holdings, Inc., Founders CBO Corporation, Delaware
                  Capital Management, Inc., Delaware Management Company (a
                  series of Delaware Management Business Trust), Delaware
                  Investment Advisers (a series of Delaware Management Business
                  Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of
                  Delaware Management Business Trust
         Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of
                  Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders
                  Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service
                  Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International
                  Holdings Ltd.
         Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Retirement Financial Services, Inc.
         Director of Delaware International Advisers Ltd.
         Vice President of Lincoln Funds Corporation
         During   the past five years, Mr. Downes has served in various
                  executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         460 North Gulph Road, King of Prussia, PA 19406
         Board Chairman, Citadel Constructors, Inc.

         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

John H. Durham (61)
         Director and/or Trustee of Equity Funds II, Inc. and 18 other investment companies in the Delaware
                  Investments family.
         120 Gibraltar Road, Horsham, PA 19044
         Partner, Complete Care Services
         Mr.      Durham served as Chairman of the Board of each fund in the
                  Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to
                  Delaware Management Holdings, Inc., Delaware Management
                  Company, Delaware Distributors, Inc. and Delaware Service
                  Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

Anthony D. Knerr (59)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                  University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.
                  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to
                  1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From     1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer
                  of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business
                  School.

W. Thacher Longstreth (77)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402
         President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996.
         From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of
                  U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of Equity Funds II, Inc. and 33 other investment companies in the Delaware
                  Investments family.
         P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From     1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.


George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of Equity Funds
                  II, Inc., 33 other investment companies in the Delaware
                  Investments family.
         Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware
                  Management Company (a series of Delaware Management Business Trust), Delaware
                  Investment Advisers (a series of Delaware Management Business Trust) and
                  Delaware Management Holdings, Inc.
         Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware
                  Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                  Founders Holdings, Inc., Retirement Financial Services, Inc., Delaware Capital Management,
                  Inc., Delvoy, Inc. and Delaware Management Business Trust
         Executive Vice President, Secretary and Director of Delaware Management Trust Company
         Senior Vice President and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During   the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.


Joseph H. Hastings (48)
         Senior   Vice President/Corporate Controller of Equity Funds II, Inc.,
                  33 other investment companies in the Delaware Investments
                  family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc.,
                  DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors,
                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware
                  International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
         Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
         Management Trust Company Senior Vice President/Assistant Treasurer of
         Founders CBO Corporation Treasurer of Lincoln Funds Corporation During
         the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.



Michael P. Bishof (36)
         Senior   Vice President/Treasurer of Equity Funds II, Inc., 33 other investment companies in the Delaware Investments family and
                  Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware
                  Management Company (a series of Delaware Management Business Trust) and Delaware
                  Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P.
                  and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New
                  York, NY from 1994 to 1995, a Vice President for CS First
                  Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital
                  Management Corporation, New York, NY from 1987 to 1993.

Paul A. Matlack (37)
         Vice     President/Senior Portfolio Manager of Income Funds, Inc., of
                  11 other investment companies in the Delaware Investments family and of Delaware Management Company.
         President and Director of Founders CBO Corporation.
         Vice President of Founders Holdings, Inc.
         During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

Gerald T. Nichols (39)
         Vice     President/Senior Portfolio Manager of Income Funds, Inc., of
                  11 other investment companies in the Delaware Investments family and of Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         Assistant Secretary, Treasurer and Director of Founders CBO Corporation.
         During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Babak Zenouzi (34)
         Vice President/Portfolio Manager of Income Funds, Inc. and 10 other investment companies in the
                  Delaware Investments family.
         Vice President/Assistant Portfolio Manager of Delaware Investment Advisers.
         During   the past five years, Mr. Zenouzi has served in various
                  capacities at different times within the Delaware
                  organization.

Paul Grillo (39)
         Vice President/Portfolio Manager of Income Funds, Inc. and of 11 other investment companies in the
                  Delaware Investments family.
         During   the past five years, Mr. Grillo has served in various
                  capacities at different times within the Delaware
                  organization.


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Income Funds, Inc. and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director for the fiscal year ended July 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of July 31, 1998. Only the independent directors of Income Funds, Inc. receive compensation from the Fund.

                                                     Pension or
                                                     Retirement
                                                      Benefits                                   Total
                                                      Accrued         Estimated              Compensation
                                                      as Part          Annual                  from the
                                    Aggregate        of Income         Benefits                Investment
                                Compensation from    Funds, Inc.        Upon                    Companies
Name                            Income Funds, Inc.    Expenses       Retirement(1)             in Delaware
                                                                                             Investments(2)
W. Thacher Longstreth                $4,126              None          $38,500                   $63,406
Ann R. Leven                         $4,646              None          $38,500                   $69,599
Walter P. Babich                     $4,558              None          $38,500                   $68,323
Anthony D. Knerr                     $4,558              None          $38,500                   $68,323
Charles E. Peck                      $4,126              None          $38,500                   $63,406
Thomas F. Madison                    $4,126              None          $38,500                   $63,406
John H. Durham(3)                    $1,436              None          $31,500                   $16,092

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of July 31, 1998, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Investments family are set forth in the relevant prospectuses for such classes. The following supplements that information. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Investments family. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Investments family on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege

         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Investments family. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Funds reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Funds' Prospectuses, neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in funds in the Delaware Investments family from Timing Firms. Each Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges

         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight funds in the Delaware Investments family: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other funds in the Delaware Investments family are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                      * * *

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Corporate Bond Fund seeks to provide investors with total return. It seeks to achieve its objective by investing primarily in corporate bonds. The average duration of the Corporate Bond Fund is expected to be between 4 and 7 years. Extended Duration Bond Fund seeks to provide investors with total return. The average duration of the Extended Duration Bond Fund is expected to be between 8 and 11 years. It seeks to achieve its objective by investing primarily in corporate bonds.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engages in real estate industry.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

           U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing in primarily a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Growth Portfolio seeks long term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware Group Premium Fund, Inc. offers 16 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Funds. The Manager and the Sub-Adviser also provide investment management services to certain of the other funds in the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager, or the Sub-Adviser also manages the investment options for Delaware Medallion[SM] III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers a variety of investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the mutual funds in the Delaware Investments family as available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the funds in the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, the Sub-Adviser or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                Delchester Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------

         July 31, 1998         $3,072,617        $2,540,252        $532,365
         July 31, 1997          2,938,512         2,431,253         507,259
         July 31, 1996          3,186,228         2,659,208         527,020

                                Strategic Income Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------


         July 31, 1998           $288,045          $257,495         $30,551
         July 31, 1997 (1)        281,015           266,705          14,310

(1)      Date of initial public offering was October 1, 1996.

                             High-Yield Opportunities Fund A Class

                                                   Total
                                 Amount of         Amounts            Net
                               Underwriting       Reallowed        Commission
         Fiscal Year Ended      Commission       to Dealers      to Distributor
         -----------------      ----------       ----------      --------------


         July 31, 1998           $43,825           $40,025            $3,799
         July 31, 1997 (1)         -0-               -0-                -0-

(1)      Date of initial public offering was December 30, 1996.

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Delchester Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                            $2,671
                       July 31, 1997                               563
                       July 31, 1996                             2,090

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Delchester Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                          $818,163
                       July 31, 1997                           596,397
                       July 31, 1996                           407,317

         The Distributor received CDSC payments with respect to Delchester Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                           $22,000
                       July 31, 1997                             9,434
                       July 31, 1996 (1)                           502

(1)      Date of initial public offering was November 29, 1995.

         The Distributor received Limited CDSC payments with respect to Strategic Income Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                              $-0-
                       July 31, 1997 (1)                           -0-

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received CDSC payments with respect to Strategic Income Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                           $34,503
                       July 31, 1997 (1)                         2,376

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received CDSC payments with respect to Strategic Income Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998                            $3,440
                       July 31, 1997 (1)                           384

(1)      Date of initial public offering was October 1, 1996.

         The Distributor received Limited CDSC payments with respect to High-Yield Opportunities Fund A Class as follows:

                       Fiscal Year Ended                Limited CDSC Payments
                       -----------------                ---------------------

                       July 31, 1998                              $-0-
                       July 31, 1997 (1)                           -0-

(1)      Date of initial public offering was December 30, 1996.

         The Distributor received CDSC payments with respect to High-Yield Opportunities Fund B Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998(1)                            $66

(1)      Date of initial public offering was February 17, 1997.

         The Distributor received CDSC payments with respect to Strategic Income Fund C Class as follows:

                       Fiscal Year Ended                     CDSC Payments
                       -----------------                     -------------

                       July 31, 1998(1)                           $149

(1)      Date of initial public offering was February 17, 1997.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Income Funds, Inc.'s advisory relationships with the Manager or their distribution relationships with the Distributor, the Manager and its affiliates could cause Income Funds, Inc. to delete the words "Delaware Group" from Income Funds, Inc.'s name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization

         Income Funds, Inc. has a present authorized capitalization of 1,400,000,000 shares of capital stock with a $1.00 par value per share. Each fund offers four classes of shares, each representing a proportionate i


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interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a fund's Institutional Class may not vote on matters affecting that fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors of Income Funds, Inc. has allocated the following number of shares to each fund and class:

Delchester Fund                                                     500 million
      Delchester Fund A Class                                       350 million
      Delchester Fund B Class                                        50 million
      Delchester Fund C Class                                        50 million
      Delchester Fund Institutional Class                            50 million

Strategic Income Fund                                               200 million
      Strategic Income Fund A Class                                 100 million
      Strategic Income Fund B Class                                  25 million
      Strategic Income Fund C Class                                  25 million
      Strategic Income Fund Institutional Class                      50 million

High-Yield Opportunities Fund                                       200 million
      High-Yield Opportunities Fund A Class                         100 million
      High-Yield Opportunities Fund B Class                          25 million
      High-Yield Opportunities Fund C Class                          25 million
      High-Yield Opportunities Fund Institutional Class              50 million

Corporate Bond Fund                                                 200 million
      Corporate Bond Fund A Class                                    100 million
      Corporate Bond Fund B Class                                     25 million
      Corporate Bond Fund C Class                                     25 million
      Corporate Bond Fund Institutional Class                         50 million



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Extended Duration Bond Fund                                         200 million
      Extended Duration Bond Fund A Class                           100 million
      Extended Duration Bond Fund B Class                             25 million
      Extended Duration Bond Fund C Class                             25 million
      Extended Duration Bond Fund Institutional Class                 50 million

      All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

      Until September 30, 1996, Income Funds, Inc. operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds, Inc. offered Strategic Income Fund series, beginning December 27, 1996 offered the High-Yield Opportunities Fund series and beginning September 14, 1998 offered Corporate Bond Fund series and Extended Duration Bond Fund series.

Noncumulative Voting
      Income Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Income Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

      This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

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

FINANCIAL STATEMENTS

      Ernst & Young LLP serves as the independent auditors for Income Funds, Inc. and, in its capacity as such, audits the annual financial statements of each of the Funds.

      Each Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 1998 are included in Delaware Group Income Funds, Inc.'s Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.


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